UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 12, 2016

BLUE EARTH, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

0-54669	98-0531496
(Commission File Number)	(IRS Employer Identification No.)

 235 Pine Street, Suite 1100

San Francisco, CA 94104

(Address of Principal Executive Offices) (Zip Code)

(415) 810-0448

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

ITEM 4.02

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On January 11, 2016, the Audit Committee of the Board of Directors (“Audit Committee”) of Blue Earth, Inc. (the “Company”), after consultation with HJ & Associates, LLC, the Company’s independent registered public accounting firm, determined that the Company’s financial statements for the year ended December 31, 2014 and the quarters ended March 31, June 30, and September 30, in 2014 and 2015 included in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for such periods and together with all three-, six- and nine- month financial information contained therein (collectively, the “Non-Reliance Periods”) can no longer be relied upon. Therefore, all earnings press releases and similar prior communications issued by the Company as well as other prior statements made by or on behalf of the Company relating to those periods should not be relied upon. The Company intends to present the annual and quarterly restated financial statements in amendments to its Annual Report on Form 10-K for the year ended December 31, 2014 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2015 and, if required for the quarters ended March 31, June 30, and September 30, 2014 (the “Restated Filings”) as soon as practicable.

The Audit Committee’s decision to restate these financial statements is in connection with a review by the staff (the “Staff”) of the Securities and Exchange Commission (the “SEC”) of our Annual Report on Form 10-K for the year ended December 31, 2014 and Form 10-Q for the quarter ended September 30, 2015 (the “Staff Review”) and subsequent communications between the Staff and the Company relating to the Staff Review.

As a result of this review, the Company, under the direction of its Audit Committee, re-evaluated its historical and then current practices with respect to its treatment of a purchased asset as an intangible asset in accordance with accounting principles generally accepted in the United States of America. In connection with this re-evaluation and upon further review of the accounting literature, the Company has concluded that the accounting for the issuance of shares to Mr. Kendall in connection with the Company’s acquisition of Kenmont Solutions Capital (“KSC”), Mr. Kendall’s company, should follow the guidance in ASC Topic 718, Compensation-Stock Compensation. There are no market, performance, or service conditions that must be met in the employment contract. Further, there are no restrictions on the shares issued under the KSC acquisition. Accordingly, the fair value of the shares issued to Mr. Kendall should have been expensed in the period the shares were issued. The Company will restate its financial statements to classify the acquisition cost of KSC as employee compensation costs and record the full expense for the year ended December 31, 2014.

ITEM 9.01

Financial Statements And Exhibits.

(d)

Exhibits.

Exhibit Number	Description

18.1	Letter dated January 13, 2016 from HJ & Associates, LLC, an independent registered public accounting firm, regarding the non-reliance on previously issued financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Earth, Inc.

Dated: January 21, 2016	By: /s/ G. Robert Powell
Name: G. Robert Powell, Title: Chief Executive Officer

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